Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated March 30, 2018 to the
GMO Series Trust Prospectus, dated June 30, 2017

GMO U.S. Equity Allocation Series Fund

The Board of Trustees (the “Board”) of GMO Series Trust (the “Trust”) has approved a change in the name of GMO U.S. Equity Allocation Series Fund to “GMO U.S. Equity Series Fund.” All references to the Fund in the GMO Series Trust Prospectus, dated June 30, 2017 (the “Prospectus”) are amended to reflect the foregoing.

In addition, all references in the Prospectus to “GMO U.S. Equity Allocation Fund” and “USEAF” are replaced with “GMO U.S. Equity Fund” and “USEF,” respectively.

The table appearing in the section of the Prospectus on page 47 captioned “Average Annual Total Returns” relating to GMO U.S. Equity Series Fund is replaced in its entirety with the following:

Average Annual Total Returns

Periods Ending December 31, 2016

	1 Year	5 Years	10 Years	Inception
				9/18/85*
Class R4
Return Before Taxes	13.23%	12.45%	5.98%	10.64%
Return After Taxes on Distributions	10.18%	10.19%	4.55%	8.16%
Return After Taxes on Distributions and Sale of Fund Shares	9.97%	9.71%	4.62%	8.17%
Class R5
Return Before Taxes	13.40%	12.62%	6.14%	10.80%
Class R6
Return Before Taxes	13.51%	12.74%	6.25%	10.92%
Class PS
Return Before Taxes	13.34%	12.57%	6.09%	10.75%
Russell 3000 Index (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)[a]	12.74%	14.66%	7.07%	10.81%
S&P 500 Index (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)[b]	11.96%	14.65%	6.94%	10.89%

* Inception date for USEF’s predecessor fund (Class III shares). USEF is the successor to GMO U.S. Core Fund (subsequently renamed GMO U.S. Core Equity Fund), a former series of GMO Trust that had an investment objective and investment policies and restrictions substantially identical to those of USEF. Performance of USEF through September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund’s annual operating expenses (0.02% higher than those of USEF).

aFund’s benchmark effective March 31, 2018.

bEffective March 31, 2018, USEF changed its benchmark from the S&P 500 Index to the Russell 3000 Index because GMO believes the Russell 3000 Index is more representative of USEF’s investment strategy.

The table appearing in the section of the Prospectus beginning on page 97 captioned “Fund Benchmarks and Comparative Indices” is amended to include the following:

Benchmark/Comparative Index	Description
Russell 3000 Index	The Russell 3000 Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks, which represent about 98% of all U.S incorporated equity securities.

Investment in Other GMO Funds

The section beginning on page 117 of the Prospectus captioned “Investment in Other GMO Funds - GMO Risk Premium Fund” is replaced in its entirety with the following:

GMO Risk Premium Fund.   GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust, is not offered by this Prospectus. Risk Premium Fund is managed by GMO.

Risk Premium Fund pays an investment management fee to GMO at the annual rate of 0.45% of Risk Premium Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.

Risk Premium Fund’s investment objective is total return.

Risk Premium Fund seeks to capture returns commensurate with the equity risk premium over a full market cycle with less volatility than global equity markets primarily by selling (writing) put options on stock indices. GMO does not manage Risk Premium Fund to, or control Risk Premium Fund’s risk relative to, any securities index or securities benchmark.

Risk Premium Fund writes put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices. In determining the indices on which Risk Premium Fund writes put options, GMO evaluates the income Risk Premium Fund can receive for writing put options on a given index relative to the income for writing put options on other indices, taking into consideration the historical risk premium for writing put options on those indices. GMO also evaluates the relative liquidity of option markets and estimated transaction costs. At any given time, Risk Premium Fund may have substantial exposures to one or only a few stock indices. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying the options it has written even though it does not own those assets or indices. Risk Premium Fund may write put options with any strike price or duration.

Risk Premium Fund’s options may be of any type, including options on global, regional and country stock indices, options on exchange-traded funds (ETFs), exchange-traded options and over-the-counter (OTC) options, and may be cash-settled or physically settled. In addition, Risk Premium Fund’s options may be tied economically to any country in the world, including emerging countries. Risk Premium Fund may invest in forward currency contracts to manage its currency exposure and may have exposure (e.g., through options on securities indices) to securities of companies of any market capitalization.

GMO expects that Risk Premium Fund’s put option positions typically will be fully collateralized at the time Risk Premium Fund writes them. GMO, therefore, expects that Risk Premium Fund will hold sufficient assets to cover the maximum possible loss Risk Premium Fund might sustain upon the exercise of a put option it has written.

The factors GMO considers and investment methods GMO uses can change over time.

For collateral and cash management purposes, Risk Premium Fund invests a substantial portion of its assets in cash directly (e.g., Treasury bills, Treasury floating rate notes, Treasury Separately Traded Registered Interest and Principal Securities (“STRIPS”), Federal Home Loan Bank discount notes, and other agency notes), money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds. Risk Premium Fund also may invest in shares of GMO U.S. Treasury Fund.

A Fund that invests in Risk Premium Fund is subject to all of the risks to which Risk Premium Fund is exposed. The principal risks of an investment in Risk Premium Fund include Market Risk — Equities, Illiquidity Risk, Derivatives and Short Sales Risk, Management and Operational Risk, Counterparty Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Market Risk — Fixed Income, Credit Risk, Small Company Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Risk Premium Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Risk Premium Fund may affect Risk Premium Fund’s performance more than if Risk Premium Fund were a diversified investment company. Shareholders of each Fund investing in Risk Premium Fund are indirectly exposed to these risks.

Custodian and Fund Accounting Agent

State Street Bank and Trust Company (“State Street Bank”) now serves as the Trust’s custodian and fund accounting agent on behalf of all of the Funds. All references to the Trust’s custodian in the Prospectus are amended to reflect the foregoing.

Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated March 30, 2018 to the
GMO Series Trust Prospectus, dated December 6, 2017

GMO Climate Change Series Fund

With respect to GMO Climate Change Fund, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reduce its management fee by 0.15% through June 30, 2018 and is voluntarily extending this reduction through December 31, 2018. GMO does not expect the 0.15% reduction of its management fee to continue beyond December 31, 2018. The GMO Series Trust Prospectus, dated December 6, 2017, is amended to reflect the foregoing.

Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated March 30, 2018 to the
GMO Series Trust Statement of Additional Information, dated June 30, 2017, as revised December 6, 2017

GMO U.S. Equity Allocation Series Fund

The Board of Trustees (the “Board”) of GMO Series Trust (the “Trust”) has approved a change in the name of GMO U.S. Equity Allocation Series Fund to “GMO U.S. Equity Series Fund.” All references to the Fund in the GMO Series Trust Statement of Additional Information, dated June 30, 2017, as revised December 6, 2017 (the “SAI”) are amended to reflect the foregoing.

In addition, all references in the SAI to “GMO U.S. Equity Allocation Fund” are replaced with “GMO U.S. Equity Fund.”

Description of the Trust and Ownership of Shares

The section captioned “Description of the Trust and Ownership of Shares” on page 139 of the SAI is amended to reflect that prior to March 15, 2018, GMO U.S. Equity Series Fund was known as “GMO U.S. Equity Allocation Series Fund” and prior to August 29, 2017, Emerging Markets Series Fund was known as “GMO Emerging Countries Series Fund.”

Management of the Trust

Effective March 15, 2018, in connection with his retirement, Joseph B. Kittredge, Jr. resigned from his position as Chairman of the Board and Trustee of the Trust. On the same date, Jason B. Harrison was appointed to the Board to serve as Chairman of the Board and Trustee. Mr. Harrison, born in 1977, has been a member of Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO’s”) Global Client Relations Team since 2015. Prior to that, he served as Legal Counsel at GMO since 2006. He oversees 44 portfolios in the Trust and GMO Trust. Mr. Harrison also serves as President and a Trustee of GMO Trust. The SAI is amended to reflect the foregoing.